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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-A



              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                        ATLANTIC PREMIUM BRANDS, LTD.
           ------------------------------------------------------
           (Exact Name of Registrant as specified in its charter)



             DELAWARE                                    36-3761400
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


650 DUNDEE ROAD, SUITE 370, NORTHBROOK, ILLINOIS            60062
------------------------------------------------          ----------
 (Address of principal executive offices)                 (Zip Code)

If this form relates to the registration of    If this form relates to the
a class of securities pursuant to Section      registration of a class of
12(b) of The Exchange Act and is effective     securities pursuant to Section
pursuant to General Instruction A.(c),         12(g) of The Exchange Act and
please check the following box.  [X]           is effective pursuant to General
                                               Instruction A.(d), please check
                                               the following box.  [ ]

Securities Act registration statement file number to which this form relates:
__________ (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each Class                         Name of each Exchange on Which
   to be so registered                         Each Class is to be registered
   -------------------                         ------------------------------

   Common Stock, $.01 par value                American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE

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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Common Stock, $.01 par value per share, of the Registrant is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 33-69438, filed with the Securities and Exchange Commission on September 24, 1993, as amended from time to time, and is incorporated herein by reference.


Item 2.  Exhibits.



Exhibit
Number           Description of Document
-------          -----------------------
  1              Specimen Stock Certificate (1)

2.1 Certificate of Incorporation of the Registrant, including all amendments thereto (2)

2.2              By-Laws of the Registrant (2)


_________________

(1) Filed as an exhibit to the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1995 and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 and incorporated herein by reference.





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        ATLANTIC PREMIUM BRANDS, LTD.
                                        ---------------------------------------
                                               (Registrant)


Dated:  As of December 30, 1997         By: /S/ MERRICK M. ELFMAN
              -----------                   ----------------------------------
                                            Merrick M. Elfman
                                            Chairman of the Board





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                               INDEX TO EXHIBITS



Exhibit
Number           Description of Document
-------          -----------------------
  1              Specimen Stock Certificate (1)

2.1 Certificate of Incorporation of the Registrant, including all amendments thereto (2)

2.2              By-Laws of the Registrant (2)


_________________

(1) Filed as an exhibit to the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1995 and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 and incorporated herein by reference.



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